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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-13143, 333-13717, 333-53139, 333-55878,
333-76674, 333-88652 and 333-111283) of Millennium Chemicals Inc. of our report dated March 8, 2004 relating to the financial statements and financial statement schedule, which appears in this Annual Report on Form 10-K.

/s/  PricewaterhouseCoopers LLP

PRICEWATERHOUSECOOPERS LLP
Florham Park, New Jersey
March 12, 2004